                             LETTER OF TRANSMITTAL
                                   TO TENDER
          UNREGISTERED 8 7/8% SENIOR SUBORDINATED DEBENTURES DUE 2010
                                       OF

                              REGAL CINEMAS, INC.
PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED                      , 1999

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                 , 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                  Deliver to:
               IBJ Schroder Bank & Trust Company, Exchange Agent

      By Registered or Certified Mail:           By Hand or Overnight Delivery before 4:30
                                                                   p.m.:

      IBJ Schroder Bank & Trust Company              IBJ Schroder Bank & Trust Company
                 P.O. Box 84                                 One State Street
            Bowling Green Station                        New York, New York 10004
        New York, New York 10274-0084               Attn: Securities Processing Window,
         Attn: Reorganization Dept.                                SC-1

                   By Facsimile (for Eligible Institutions):
                                 (212) 858-2611

                               For Information or
                           Confirmation by Telephone:
                                 (212) 858-2103

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail,
                   by hand or by overnight delivery service.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE UNREGISTERED 8 7/8% SENIOR SUBORDINATED DEBENTURES DUE 2010 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 8 7/8% SENIOR SUBORDINATED DEBENTURES DUE 2010, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING
                          THIS LETTER OF TRANSMITTAL.

                     DESCRIPTION OF TENDERED OLD DEBENTURES

--------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                    AGGREGATE
 AS IT APPEARS ON THE 8 7/8% SENIOR SUBORDINATED DEBENTURES       CERTIFICATE         PRINCIPAL AMOUNT
                          DUE 2010                                 NUMBER(S)         OF OLD DEBENTURES
                 (PLEASE FILL IN, IF BLANK)                    OF OLD DEBENTURES          TENDERED
--------------------------------------------------------------------------------------------------------

                                                              ---------------------------------------

                                                              ---------------------------------------

                                                              ---------------------------------------

                                                              ---------------------------------------
                                                                TOTAL PRINCIPAL
                                                                 AMOUNT OF OLD
                                                              DEBENTURES TENDERED
--------------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     1. The undersigned hereby tenders to Regal Cinemas, Inc., a Tennessee corporation (the "Company"), the 8 7/8% Senior Subordinated Debentures due 2010 (the "Old Debentures") described above pursuant to the Company's offer of $1,000 principal amount of 8 7/8% Senior Subordinated Debentures due 2010 (the "Debentures") in exchange for each $1,000 principal amount of the Old Debentures, upon the terms and subject to the conditions contained in the
Prospectus dated                , 1999 (the "Prospectus"), receipt of which is
hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

     2. The undersigned hereby represents and warrants that it has full authority to tender the Old Debentures described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Debentures.

     3. The undersigned understands that the tender of the Old Debentures pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the Debentures acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such Debentures;

          (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Debentures; and

          (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4 above, elect to have its Old Debentures registered in the shelf registration described in the Registration Rights Agreement, dated as of December 16, 1998, between the Company and Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation in the form filed as an exhibit to the Registration Statement (the "Registration Rights Agreement") (all terms used in this Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Rights Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page 5. By making such election, the undersigned agrees, as a holder of Transfer Restricted Securities participating in a shelf registration, to indemnify and hold harmless the Company, its directors, officers who sign the Registration Statement and each person, if any, who controls the Company, and any other selling holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), joint or several, or any action in respect thereof, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage or liability arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus or in any amendment thereof or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

     6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Debentures. If the undersigned is a broker-dealer that will receive Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Debentures; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Debentures held for its own account were not acquired as a result of market-making or other trading activities, such Old Debentures cannot be exchanged pursuant to the Exchange Offer.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the Debentures will be issued in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)

     To be completed ONLY IF the Debentures are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

     Mail [ ]     Issue [ ]     (check appropriate boxes) certificates to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (See Item 5)

     To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Debentures in the shelf registration described in the Registration Rights Agreement, and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Registration Rights Agreement and summarized in
Item 5 above.

     [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Debentures registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Registration Rights Agreement and summarized in Item 5 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS
                                  (See Item 6)

     [ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:
          ------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
          ------------------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                                   SIGNATURE

     To be completed by all exchanging debentureholders. Must be signed by registered holder exactly as name appears on Old Debentures. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE
Dated:
--------------------------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
Area Code and Telephone No.:
-------------------------------------------------------------------------

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)
Dated:
--------------------------------------------------------------------------------

                      PLEASE READ THE INSTRUCTIONS BELOW,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Debentures described above are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD DEBENTURES. The Old Debentures, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF OLD DEBENTURES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD DEBENTURES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Debentures, such Old Debentures must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Debentures.

     If this Letter of Transmittal or any Old Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.